UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 15, 2007

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

(a) On January 25, 2008, Greer Bancshares Incorporated (the “Company”), the parent company of Greer State Bank (the “Bank”), mailed a quarterly report to its shareholders containing financial information concerning the quarter and year ended December 31, 2007. A copy of this report is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

(b) On January 24, 2008, the Board of Directors of the Company approved a quarterly cash dividend of $.17 per share, payable on March 17, 2008 to shareholders of record on March 3, 2008. A copy of the January 29, 2008 press release announcing the dividend is furnished as Exhibit 99.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) At its meeting on January 24, 2008, the Board of Directors of the Company accepted the retirement of R. Dennis Hennett, Chief Executive Officer of the Company and the Bank. Mr. Hennett’s retirement will be effective January 31, 2008. On or about October 15, 2007, Mr. Hennett informally notified the Company of his intent to retire early in 2008. Mr. Hennett will continue to serve as a director of the Company and the Bank.

Mr. Hennett and the Bank have entered into an agreement, which will become effective February 1, 2008, whereby Mr. Hennett will provide certain consulting services to the Bank. These will include ongoing training and education of directors, assistance with special projects, marketing and community relations. For such services, Mr. Hennett will be paid $10,000 upon execution of the agreement, and $6,250 quarterly over the two year term. The Consulting Agreement is filed herewith as Exhibit 99.3.

(b) At their January 24, 2008 meetings, the Boards of Directors of both the Company and the Bank elected Kenneth M. Harper as Chief Executive Officer of the Company and the Bank. Mr. Harper, age 43, has served as President and director of the Company and the Bank since July 2004. Prior to joining the Bank at such time, Mr. Harper had served since 1995 in various executive and commercial lending capacities with Carolina First Bank in Greenville, South Carolina, including as commercial lending officer, commercial banking manager, executive vice president and market president. A copy of the January 30, 2008 press release announcing Mr. Harper’s election is filed herewith as Exhibit 99.4.

Item 8.01	Other Information.

On February 24, 2008, Roger C. Sims, Executive Vice President of the Bank, resigned along with four additional financial service representatives. Mr. Sims had served as head of the Greer Financial Services division of the Bank. The Bank intends to fill the vacant positions immediately, and to continue to offer investment management services to its clients through Greer Financial Services.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are furnished as part of this report:

Exhibit Number	Description
Exhibit 99.1	Quarterly Report to Shareholders for the period ended December 31, 2007.

Exhibit 99.2	Press Release announcing dividend dated January 29, 2008.

Exhibit 99.3	Consulting Agreement between Greer State Bank and R. Dennis Hennett dated January 29, 2008.

Exhibit 99.4	Press Release announcing election of Kenneth M. Harper as Chief Executive Officer dated January 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ Kenneth M. Harper
Name:	Kenneth M. Harper
Title:	President

Dated: January 30, 2008

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Quarterly Report to Shareholders for the period ended December 31, 2007.

Exhibit 99.2	Press Release announcing dividend dated January 29, 2008.

Exhibit 99.3	Consulting Agreement between Greer State Bank and R. Dennis Hennett dated January 29, 2008.

Exhibit 99.4	Press Release announcing election of Kenneth M. Harper as Chief Executive Officer dated January 30, 2008.